SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K
                             _______________________


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004


                                 FFW CORPORATION
             (Exact name of registrant as specified in its charter)


                                     INDIANA
                 (State or other jurisdiction of incorporation)


                0-21170                            35-1875502
        (Commission File Number)        (IRS Employer Identification No.)


                             1205 North Cass Street
                              Wabash, Indiana 46992
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 563-3185

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1  Press Release dated July 29, 2004.


Item 12. Results of Operations and Financial Condition.

FFW Corporation, a Delaware corporation ("Registrant"), issued a press release which was publicly disseminated on July 29, 2004 announcing its results of operations for the fiscal year ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          /s/ Roger K. Cromer
                                          --------------------------------------
                                          Roger K. Cromer
                                          President and Chief Executive Officer
Dated: July 29, 2004